[EXECUTION COPY]

Exhibit 10(a)

FOURTH AMENDMENT AND CONSENT,

dated as of April 15, 2010,

to

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT,

dated as of December 22, 2003, as amended,

AMONG

SYSTEM ENERGY RESOURCES, INC.,

UNION BANK, N.A. (formerly known as Union Bank of California, N.A.), as Administrating Bank and Funding Bank,

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as Syndication Agent,

U.S. BANK NATIONAL ASSOCIATION,
as Documentation Agent

and

THE PARTICIPATING BANKS NAMED THEREIN

______________________________________________

UNION BANK, N.A., CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK and U.S. BANK NATIONAL ASSOCIATION,
as Co-Lead Arrangers and Joint Bookrunners

FOURTH AMENDMENT AND CONSENT TO LETTER OF CREDIT AND
REIMBURSEMENT AGREEMENT

This FOURTH AMENDMENT AND CONSENT, dated as of April 15, 2010 (this “Amendment”), is made by and among SYSTEM ENERGY RESOURCES, INC., an Arkansas corporation (the “Company”), UNION BANK, N.A. (formerly known as Union Bank of California, N.A.), as Administrating Bank and as Funding Bank under the Existing Agreement (as defined below), and the banks listed on the signature pages of this Amendment as “Participating Banks” (such banks, together with their respective permitted assignees from time to time, being referred to herein, collectively, as the “Participating Banks”).

PRELIMINARY STATEMENTS:

1.           The Company, Union Bank, N.A. (formerly known as Union Bank of California, N.A.), as Administrating Bank and as Funding Bank, Crédit Agricole Corporate and Investment Bank (formerly known as Calyon New York Branch), as Syndication Agent, U.S. Bank National Association, as Documentation Agent, and the Participating Banks previously entered into that certain Letter of Credit and Reimbursement Agreement, dated as of December 22, 2003, as amended by the Amendment to Letter of Credit and Reimbursement Agreement, dated as of December 22, 2003, the First Amendment and Consent, dated as of May 3, 2004, the Second Amendment and Consent, dated as of December 17, 2004, and the Third Amendment and Consent, dated as of May 14, 2009 (as so amended, the “Existing Agreement”, and as amended by this Amendment, the “Amended Agreement”, and as the Amended Agreement may hereafter be amended, supplemented or otherwise modified from time to time, the “Reimbursement Agreement”).

2.           The Company and the Participating Banks now wish to amend the Existing Agreement in certain particulars.  The Company and the Participating Banks have agreed to such amendments, on the terms and conditions set forth herein.  The parties hereto therefore agree as follows (capitalized terms used but not defined herein having the meanings assigned to such terms in the Existing Agreement):

SECTION 1.  Amendments to Existing Agreement.  The Existing Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

(a)           Preamble.  The preamble to the Existing Agreement is hereby amended in its entirety to read as follows:

LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT, dated as of December 22, 2003, among SYSTEM ENERGY RESOURCES, INC., an Arkansas corporation (the “Company”), UNION BANK, N.A. (formerly known as Union Bank of California, N.A.), as administrating bank (in such capacity, the “Administrating Bank”), UNION BANK, N.A. (formerly known as Union Bank of California, N.A.), as issuer of the Letters of Credit (as defined below) (in such capacity, the “Funding Bank”), CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK (formerly known as Calyon New York Branch), as syndication agent (in such capacity, the “Syndication Agent”), U.S. BANK NATIONAL ASSOCIATION, as documentation agent (in such capacity, the “Documentation Agent” and, together with the Syndication Agent and the Administrating Bank, collectively referred to as the “Agents”), and the banks listed on the signature pages hereof under the heading “Participating Banks” and the other banks from time to time party to this Agreement (each, a “Participating Bank” and, collectively, the “Participating Banks”).

(b)           Aggregate Maximum Credit Amount.  The definition of “Aggregate Maximum Credit Amount” contained in Section 1(a) of the Existing Agreement is hereby amended in its entirety to read as follows:

“Aggregate Maximum Credit Amount” means $190,539,701.91.

(c)           Applicable Rate.  The definition of “Applicable Rate” contained in Section 1(a) of the Existing Agreement is hereby amended in its entirety to read as follows:

“Applicable Rate” means, for any day:

(a)           with respect to any drawing under a Letter of Credit that bears interest at a rate determined by reference to the Adjusted LIBO Rate or any Eurodollar Rate Advance subsequently made by the Participating Banks in order to reimburse such drawing (including any Advances resulting from the subsequent Conversion of such Eurodollar Rate Advance), (i) for the period commencing on the date of such drawing (the “Draw Date”) to and including the 60th day following the Draw Date, a rate per annum equal to the sum of (x) the Adjusted LIBO Rate for the Interest Period in effect plus (y) the Eurodollar Spread determined in accordance with the Pricing Schedule attached hereto as Schedule 3, based upon the ratings by Moody’s and S&P, respectively, applicable on such date to the Index Debt, (ii) for the period following the 60th day following the Draw Date to and including the 180th day following the Draw Date, a rate per annum equal to the sum of (x) the Adjusted LIBO Rate in effect for such Interest Period plus (y) the Eurodollar Spread determined in accordance with the Pricing Schedule attached hereto as Schedule 3, based upon the ratings by Moody’s and S&P, respectively, applicable on such date to the Index Debt plus (z) 0.25% per annum and (iii) for the period following the 180th day following the Draw Date until the date that such Advance is due and payable, a rate per annum equal to the sum of (x) the Adjusted LIBO Rate in effect for such Interest Period plus (y) the Eurodollar Spread determined in accordance with the Pricing Schedule attached hereto as Schedule 3, based upon the ratings by Moody’s and S&P, respectively, applicable on such date to the Index Debt plus (z) 1.0% per annum;

(b)           with respect to any drawing under a Letter of Credit that bears interest at a rate determined by reference to the Alternate Base Rate or any ABR Advance subsequently made by the Participating Banks in order to reimburse such drawing (including any ABR Advances resulting from the subsequent Conversion of any Eurodollar Rate Advance to an ABR Advance), (i) for the period commencing on the date of such drawing (the “Initial Draw Date”) to and including the 60th day following the Initial Draw Date, a rate per annum equal to the sum of (x) the Alternate Base Rate in effect from time to time during such period plus (y) the ABR Spread determined in accordance with the Pricing Schedule attached hereto as Schedule 3, based upon the ratings by Moody’s and S&P, respectively, applicable on such date to the Index Debt (the “ABR Spread”), (ii) for the period following the 60th day following the Initial Draw Date to and including the 180th day following the Initial Draw Date, a rate per annum equal to the sum of (x) the Alternate Base Rate in effect from time to time during such period plus (y) the ABR Spread plus (z) 0.25% per annum and (iii) for the period following the 180th day following the Initial Draw Date until the date that such Advance is due and payable, a rate per annum equal to the sum of (x) the Alternate Base Rate in effect from time to time during such period plus (y) the ABR Spread plus (z) 1.0% per annum;

(c)           with respect to the Participation Fees payable hereunder, the applicable rate per annum determined in accordance with the Pricing Schedule attached hereto as Schedule 3 (which rate is designated therein as the “Participation Fee Rate”), based upon the ratings by Moody’s and S&P, respectively, applicable on such date to the Index Debt; and

(d)           with respect to the Commitment Fees payable hereunder, the rate per annum determined in accordance with the Pricing Schedule attached hereto as Schedule 3 (which rate is designated therein as the “Commitment Fee Rate”), based upon the ratings by Moody’s and S&P, respectively, applicable on such date to the Index Debt.

(d)           Collateral Agreements.  The definition of “Collateral Agreements” contained in Section 1(a) of the Existing Agreement is hereby amended in its entirety to read as follows:

“Collateral Agreements” means the Supplementary Capital Funds Agreement and, prior to the termination of the Availability Agreement Assignment pursuant to Section 26 hereof, the Availability Agreement and the Availability Agreement Assignment.

(e)           Disclosure Documents.  The definition of “Disclosure Documents” contained in Section 1(a) of the Existing Agreement is hereby amended in its entirety to read as follows:

“Disclosure Documents” means the Annual Reports on Form 10-K with respect to Entergy, the Company and the Operating Companies for the year ended December 31, 2009, copies of which have been furnished to the Banks.

(f)           Fee Letter.  The definition of “Fee Letter” contained in Section 1(a) of the Existing Agreement is hereby amended in its entirety to read as follows:

“Fee Letter” means the Second Amended and Restated Fee Letter, dated April 15, 2010, between the Company and the Administrating Bank, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time.

(g)           Owner Participant.  The definition of “Owner Participant” contained in Section 1(a) of the Existing Agreement is hereby amended in its entirety to read as follows:

“Owner Participant” means (i) RCMC I, Inc. (formerly known as RCMC Del., Inc.), assignee in interest of Resources Capital Management Corporation, assignee in interest of Public Service Resources Corporation, and/or (ii) Cypress GG2, LLC, assignee in interest of Textron Financial Corporation, assignee in interest of Lease Management Realty Corporation IV, as the case may be, and their respective permitted successors and assigns.

(h)           Stated Expiration Date.  The definition of “Stated Expiration Date” contained in Section 1(a) of the Existing Agreement is hereby amended in its entirety to read as follows:

“Stated Expiration Date” means April 15, 2013, as such date may be extended from time to time pursuant to Section 19 hereof.

(i)           Material Adverse Change.  Section 10(g) of the Existing Agreement is hereby amended by deleting the date “December 31, 2008” in its entirety in each place in which it appears and substituting therefor in each instance the new date “December 31, 2009”.

(j)           Liens.  Section 12(e) of the Existing Agreement is hereby amended by deleting the phrase “(viii) assignments of the Availability Agreement permitted by the Availability Agreement Assignment” in its entirety and substituting therefor the new phrase “(viii) prior to the termination of the Availability Agreement Assignment pursuant to Section 26 hereof, assignments of the Availability Agreement permitted by the Availability Agreement Assignment (it being understood and agreed that, notwithstanding any other provision contained herein, following such termination of the Availability Agreement Assignment, the Company shall not create or permit to exist any assignments of, or other Liens on, the Availability Agreement)”.

(k)           Sales of Participations; Assignments.  Section 23 of the Existing Agreement is hereby amended by adding the following new subsection (e) at the end thereof:

(e)           Notwithstanding the foregoing provisions of this Section 23, in no event may any Participating Bank grant participations in its participation in the Letters of Credit, or assign or transfer any of its obligations hereunder, to the Company, Entergy, any Operating Company or any other Affiliate of the Company.

(l)           Schedule of Participating Banks’ Risk Percentages.  Schedule 1 to the Existing Agreement is hereby deleted in its entirety and the new Schedule 1 attached hereto is hereby substituted therefor.

(m)           Pricing Schedule.  The Existing Agreement is hereby amended by attaching Schedule 3 (Pricing Schedule) attached hereto as Schedule 3 to the Existing Agreement.

SECTION 2.  Consent to Amendment to Letters of Credit.  Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Company and the Participating Banks hereby consent to, and authorize the Funding Bank to execute and deliver to the applicable Owner Participant, an amendment to each Letter of Credit in substantially the form of Exhibit B attached hereto.

SECTION 3.  Conditions of Effectiveness.  This Amendment shall become effective as of the date hereof when, and only when, the Administrating Bank shall have received:  (a) counterparts of this Amendment executed by the Company, the Administrating Bank, the Funding Bank and each of the Participating Banks (in sufficient quantity for each party to have a fully executed original), (b) for the account of each Participating Bank, an upfront fee in the amount agreed upon by the Company and such Participating Bank, as notified in writing by the Company to the Administrating Bank on or before the date hereof, (c) for the account of the Administrating Bank, the fees set forth in that certain Second Amended and Restated Fee Letter, dated the date hereof, between the Company and the Administrating Bank, to the extent that such fees are due and payable on the effective date of this Amendment, and (d) all of the following documents, each document being dated the date of receipt thereof by the Administrating Bank (which date shall be the same for all such documents), in form and substance satisfactory to the Administrating Bank:

(i) An opinion of Morgan, Lewis & Bockius, LLP, as New York counsel to the Company.

(ii) An opinion of Friday, Eldredge & Clark, LLP, as Arkansas counsel to the Company.

(iii) Copies of the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance by the Company of this Amendment, certified by the Secretary or an Assistant Secretary of the Company (which certificate shall state that such resolutions are in full force and effect as of such date and have not been modified, rescinded or amended since the date of adoption thereof).

(iv) Certified copies of all approvals, authorizations, orders or consents of, or notices to or registrations with, any governmental body or agency required for the Company to execute, deliver and perform its obligations under this Amendment.

(v) Certificates as to the good standing of the Company, as of a recent date, from the Secretary of State of the State of Arkansas and the Secretary of State of the State of Mississippi.

(vi) A certificate of the Secretary or Assistant Secretary of the Company certifying (A) that attached thereto is a true and complete copy of the by-laws of the Company as in effect on such date and at all times since a date prior to the date of the resolutions described in clause (iii) above, (B) that (x) attached thereto is a true and complete copy of the certificate or articles of incorporation, including all amendments thereto, of the Company and (y) such certificate or articles of incorporation have not been amended since the date of the last amendment thereto, and (C) as to the incumbency and specimen signature of each officer executing this Amendment or any other document or certificate delivered in connection herewith on behalf of the Company; together with a certificate of another officer of the Company as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the foregoing certificate.

(vii) The consent of Entergy Corporation, Entergy Arkansas, Inc., Entergy Louisiana, LLC, Entergy Mississippi, Inc. and Entergy New Orleans, Inc., in substantially the form of Exhibit A hereto, duly executed by an authorized officer thereof.

(viii) A certificate of a duly authorized officer of the Company (the statements in which shall be true) stating that (A) the representations and warranties contained in Section 10 of the Amended Agreement are true and correct on and as of such date as though made on and as of such date, and (B) no Reimbursement Default, Prepayment Event, Event of Default, Indenture Event of Default, Event of Loss or Deemed Loss Event has occurred and is continuing and no Reimbursement Default, Prepayment Event, Event of Default, Indenture Event of Default, Event of Loss or Deemed Loss Event will result from the execution, delivery and performance of this Amendment or the consummation of the transactions contemplated thereby.

SECTION 4.  Representations and Warranties of the Company.  The Company represents and warrants as follows:

(a)           The execution and delivery of this Amendment, and the performance by the Company of this Amendment and the Amended Agreement, have been duly authorized by all necessary corporate action on its part and do not, and will not, require the consent or approval of its shareholder, or any trustee or holder of any Indebtedness or other obligation of it.

(b)           The execution and delivery of this Amendment, and the performance by the Company of this Amendment and the Amended Agreement, do not conflict with, or result in a breach or contravention of any of the provisions of, its charter or by-laws (or, in the case of Entergy Louisiana, LLC, its articles of organization or regulations) or any Applicable Law, or any indenture, mortgage, lease or any other agreement or instrument to which it or any of its Affiliates is a party or by which its property or the property of any of its Affiliates is bound, or result in the creation or imposition of any Lien (other than Liens permitted under Section 12(e) of the Reimbursement Agreement) upon any of its property or the property of any of its Affiliates.  This Amendment has been duly executed and delivered by the Company.

(c)           No Governmental Action is or will be required in connection with the execution, delivery or performance by the Company of this Amendment, except such Governmental Actions as have been duly obtained, given or accomplished.

(d)           Each of this Amendment and the Amended Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, however, to the application by a court of general principles of equity and to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ or lessors’ rights generally.

(e)           The representations and warranties contained in Section 10 of the Amended Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date.

(f)           No event has occurred and is continuing, or would result from the execution and delivery of this Amendment, that constitutes an Event of Default, Reimbursement Default, Prepayment Event, Indenture Event of Default, Event of Loss or Deemed Loss Event.

SECTION 5.  Reference to and Effect on the Reimbursement Agreement.  (a) Upon the effectiveness of this Amendment, each reference in the Existing Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Existing Agreement shall mean and be a reference to the Amended Agreement.

(b)           Except as specifically amended above, the Existing Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrating Bank, the Funding Bank or the Participating Banks under the Existing Agreement or any other Transaction Document, nor constitute a waiver of any provision of the Existing Agreement or any other Transaction Document.

(d)           This Amendment is subject to the provisions of Section 14 of the Existing Agreement.

SECTION 6.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  In furtherance of the foregoing, it is understood and agreed that signatures hereto submitted by facsimile or other electronic transmission shall be deemed to be, and shall constitute, original signatures.

SECTION 7.  Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of the New York.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SYSTEM ENERGY RESOURCES, INC.

By:/s/ Frank Williford
Name:  Frank Williford
Title:   Assistant Treasurer

UNION BANK, N.A. (formerly known as
Union Bank of California, N.A.), as
Administrating Bank and Funding Bank

By:/s/ John Guilds
Name:  John Guilds
Title:   Vice President

Participating Banks

UNION BANK, N.A. (formerly known as
Union Bank of California, N.A.), as a
Participating Bank

By:/s/ John Guilds
Name:  John Guilds
Title:   Vice President

Signature page to Fourth Amendment and Consent

S-2

CRÉDIT AGRICOLE CORPORATE
AND INVESTMENT BANK (formerly
known as Calyon New York Branch), as a
Participating Bank and Syndication Agent

By:/s/ David Gurghigian
Name:  David Gurghigian
Title:    Managing Director

By:/s/ Sharada Manne
Name:  Sharada Manne
Title:    Director

U.S. BANK NATIONAL ASSOCIATION,
as a Participating Bank and Documentation
Agent

By:/s/ Paul Vastola
Name:  Paul Vastola
Title:    Vice President

BNP PARIBAS, as a Participating Bank

By:/s/ Denis O’Meara
Name:  Denis O’Meara
Title:    Managing Director

By:/s/ Pasquale A. Perraglia IV
Name:  Pasquale A. Perraglia IV
Title:    Vice President

Signature page to Fourth Amendment and Consent

S-3

MIZUHO CORPORATE BANK, LTD.,
as a Participating Bank

By:/s/ Raymond Ventura
Name:  Raymond Ventura
Title:    Deputy General Manager

WELLS FARGO BANK, NATIONAL
ASSOCIATION (as successor to Wachovia
Bank, National Association), as a
Participating Bank

By:/s/ Henry R. Biedrzycki
Name:  Henry R. Biedrzycki
Title:    Director

COBANK, ACB, as a Participating Bank

By:/s/ Lori Kepner
Name:  Lori Kepner
Title:    Vice President

THE BANK OF TOKYO-MITSUBISHI
UFJ, LTD. (as successor to UFJ Bank
Limited, New York Branch), as a
Participating Bank

By:/s/ Chi-Cheng Chen
Name:  Chi-Cheng Chen
Title:    Authorized Signatory

Signature page to Fourth Amendment and Consent

EXHIBIT A

CONSENT

Each of (a) Entergy Corporation (“Entergy”), as a party to that certain Thirty-Fifth Supplementary Capital Funds Agreement and Assignment, dated as of December 22, 2003, among Entergy, System Energy Resources, Inc. (the “Company”) and Union Bank, N.A. (formerly known as Union Bank of California, N.A.), as Administrating Bank, and (b) Entergy Arkansas, Inc., Entergy Louisiana, LLC, Entergy Mississippi, Inc. and Entergy New Orleans, Inc., each as a “System Operating Company” under that certain Thirty-Fifth Assignment of Availability Agreement, Consent and Agreement, dated as of December 22, 2003, as amended by the First Amendment thereto, dated as of December 17, 2004, among such System Operating Companies, the Company and the Administrating Bank, (i) hereby consents to the Fourth Amendment and Consent, dated as of April 15, 2010 (the “Fourth Amendment”), to the Letter of Credit and Reimbursement Agreement, dated as of December 22, 2003, among the Company, Union Bank, N.A. (formerly known as Union Bank of California, N.A.), as Administrating Bank and Funding Bank, Crédit Agricole Corporate and Investment Bank (formerly known as Calyon New York Branch), as Syndication Agent, U.S. Bank National Association, as Documentation Agent, and the Participating Banks named therein, as amended by the Amendment to Letter of Credit and Reimbursement Agreement, dated as of December 22, 2003, the First Amendment and Consent thereto, dated as of May 3, 2004, the Second Amendment and Consent thereto, dated as of December 17, 2004, and the Third Amendment and Consent, dated as of May 14, 2009 (as so amended, the “Reimbursement Agreement”, the terms defined therein being used herein as therein defined), and (ii) hereby confirms and agrees that each Collateral Agreement (as amended through the date hereof) to which it is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, on and after the effective date of the Fourth Amendment, each reference in such Collateral Agreement to “the Reimbursement Agreement”, “thereunder”, “thereof” or words of like import referring to the Reimbursement Agreement shall mean and be a reference to the Reimbursement Agreement, as amended by the Fourth Amendment.

APril 15, 2010
ENTERGY CORPORATION

By
Name:
Title:

ENTERGY ARKANSAS, INC.
ENTERGY LOUISIANA, LLC
ENTERGY MISSISSIPPI, INC.
ENTERGY NEW ORLEANS, INC.

By
Name:
Title:

EXHIBIT B

FORM OF AMENDMENT TO LETTERS OF CREDIT

[AMENDMENT NO. 4 TO IRREVOCABLE TRANSFERABLE
LETTER OF CREDIT NO. 306S235347]

[AMENDMENT NO. 1 TO IRREVOCABLE TRANSFERABLE
LETTER OF CREDIT NO. 306S235348]

April 15, 2010

[RCMC I, Inc.
1300 Market Street, Suite 600
Wilmington, Delaware  19801
Attn:  Ms. Eileen A. Moran, President]

[Cypress GG2, LLC
Bayside Plaza
188 The Embarcadero, Suite 420
San Francisco, California  94105
Attn:  Stephen R. Harwood]

Ladies and Gentlemen:

At the request and on the instructions of our customer, System Energy Resources, Inc., an Arkansas corporation, we hereby amend our Irrevocable Transferable Letter of Credit No. [306S235347, dated December 22, 2003, as amended by Amendment No. 1 thereto, dated May 4, 2004, Amendment No. 2 thereto, dated December 17, 2004, and Amendment No. 3 thereto, dated May 14, 2009] [306S235348, dated April 2, 2010], established in your favor (the “Letter  of Credit”), as follows:

1.
Paragraph 1 of the Letter of Credit is hereby amended by deleting the phrase “in an amount not to exceed [$141,329,587.77] [$37,845,877.02]” in its entirety and substituting therefor the new phrase “in an amount not to exceed [$151,343,233.52] [$39,196,468.39]”.

2.	Clause (x) in paragraph 7(a) of the Letter of Credit is hereby amended by deleting the date “May 12, 2010” in its entirety and substituting therefor the new date “April 15, 2013”.

3.	The defined term “Stated Expiration Date” contained in Schedule I to the Letter of Credit is hereby amended in its entirety to read as follows:

“Stated Expiration Date” means April 15, 2013.

4.	Schedule II to the Letter of Credit is hereby deleted in its entirety and the new Schedule II attached hereto is hereby substituted therefor.

This Amendment shall become effective upon your delivery to us of your written acceptance of this Amendment.

Upon the effectiveness of this Amendment, each reference in the Letter of Credit to “this Letter of Credit”, “hereof”, “herein” or words of like import referring to the Letter of Credit shall mean and be a reference to the Letter of Credit as amended by this Amendment.

All other terms and conditions set forth in the Letter of Credit remain unchanged.  This letter forms an integral part of the Letter of Credit and is to be attached to the original Letter of Credit.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

This Amendment shall be governed by the Uniform Customs and Practice for Documentary Credits (revision effective January 1, 1994), International Chamber of Commerce Publication No. 500, and, as to matters not covered therein, be governed by the laws of the State of New York, including without limitation the Uniform Commercial Code as in effect in such State.

Very truly yours,

UNION BANK, N.A. (formerly known as
Union Bank of California, N.A.)

By_______________________________
     Name:
     Title:

The undersigned hereby consents
to the foregoing Amendment No. [4] [1]
as of the date first above written:

[RCMC I, INC.] [CYPRESS GG2, LLC]

By___________________________
     Name:
     Title:

SCHEDULE II

RCMC I, Inc.

Table of Maximum Drawing Amounts

Applicable Period	Maximum Drawing Amount
From April 15, 2010 to and including July 15, 2010	$141,329,587.78
From July 16, 2010 to and including January 15, 2011	$145,074,482.62
From January 16, 2011 to and including July 15, 2011	$146,528,261.82
From July 16, 2011 to and including January 15, 2012	$151,343,233.52
From January 16, 2012 to and including July 15, 2012	$117,288,835.24
From July 16, 2012 to and including January 15, 2013	$120,655,014.18
From January 16, 2013 to and including April 15, 2013	$109,093,737.26

SCHEDULE II

Cypress GG2, LLC

Table of Maximum Drawing Amounts

Applicable Period	Maximum Drawing Amount
From April 15, 2010 to and including July 15, 2010	$37,845,877.02
From July 16, 2010 to and including January 15, 2011	$39,196,468.39
From January 16, 2011 to and including July 15, 2011	$37,939,151.87
From July 16, 2011 to and including January 15, 2012	$32,975,790.40
From January 16, 2012 to and including July 15, 2012	$33,129,187.12
From July 16, 2012 to and including January 15, 2013	$34,472,781.21
From January 16, 2013 to and including April 15, 2013	$36,020,759.93

SCHEDULE 1

Participating Bank	Participation Percentage
Union Bank, N.A.	14.695100139%
Crédit Agricole Corporate and Investment Bank	14.695100139%
U.S. Bank National Association	14.695100139%
BNP Paribas	11.808562612%
Mizuho Corporate Bank, Ltd.	11.808562612%
Wells Fargo Bank, National Association	11.808562612%
CoBank, ACB	11.808562612%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	8.680449135%

SCHEDULE 3

PRICING SCHEDULE

The “Eurodollar Spread”, “Participation Fee Rate”, “ABR Spread” and “Commitment Fee Rate” for any day are the respective annual percentage rates set forth below in the applicable row under the column corresponding to the Status that exists on such day:

	≥A-/A3	BBB+/Baa1	BBB/Baa2	BBB-/Baa3	≤BB+/Ba1
Status	Level 1	Level 2	Level 3	Level 4	Level 5
Eurodollar Spread (and Participation Fee Rate)	2.000%	2.250%	2.500%	2.750%	3.500%
ABR Spread	1.000%	1.250%	1.500%	1.750%	2.500%
Commitment Fee Rate	0.350%	0.400%	0.450%	0.500%	0.500%

For purposes of this Pricing Schedule, the following terms have the following meanings:

“Level 1 Status” exists at any date if, at such date, the Index Debt is rated either A- or higher by S&P or A3 or higher by Moody’s.

“Level 2 Status” exists at any date if, at such date (i) the Index Debt is rated either BBB+ or higher by S&P or Baa1 or higher by Moody’s and (ii) Level 1 Status does not exist.

“Level 3 Status” exists at any date if, at such date (i) the Index Debt is rated either BBB or higher by S&P or Baa2 or higher by Moody’s and (ii) neither Level 1 Status nor Level 2 Status exists.

“Level 4 Status” exists at any date if, at such date (i) the Index Debt is rated either BBB- or higher by S&P or Baa3 or higher by Moody’s and (ii) none of Level 1 Status, Level 2 Status or Level 3 Status exists.

“Level 5 Status” exists at any date if, at such date, no other Status exists.

“Status” refers to the determination of which of Level 1 Status, Level 2 Status, Level 3 Status, Level 4 Status, or Level 5 Status exists at any date.

Notwithstanding the foregoing, if the Index Debt is split-rated and the ratings differential is two or more ratings levels, the Status shall be determined assuming that (a) the higher rating is equal to the midpoint of the two ratings (e.g., for a split rating of A-/Baa2, BBB+ is the midpoint and will be deemed to be the higher rating, and for a split rating of BB+/A3, Baa2 is the midpoint and will be deemed to be the higher rating) or (b) if there is no exact midpoint, the higher rating is equal to the higher of the two middle intermediate ratings (e.g., for a split rating of A-/Baa3, BBB+ is the higher of the two middle intermediate ratings and will be deemed to be the higher rating, and for a split rating of BB+/Baa1, Baa2 is the higher of the two middle intermediate ratings and will be deemed to be the higher rating).

If at any time the Index Debt is unrated by Moody’s or S&P, Level 5 Status shall exist; provided that if the reason that there is no such Moody’s rating or S&P rating results from Moody’s or S&P, as the case may be, ceasing to issue debt ratings generally, then the Account Party and the Administrating Bank may select another nationally-recognized rating agency to substitute for Moody’s or S&P, as applicable, for purposes of the foregoing Schedule (and all references herein to Moody’s or S&P, as applicable, shall refer to such substitute rating agency), and until a substitute nationally-recognized rating agency is so selected the Status shall be determined by reference to the rating most recently in effect prior to such cessation.

The Eurodollar Spread, Participation Fee Rate, ABR Spread and Commitment Fee Rate shall be increased or decreased in accordance with the foregoing Schedule upon any change in the applicable ratings of the Index Debt.  The ratings of the Index Debt in effect at any date are those in effect at the close of business on such date.